Exhibit 10(3)


                                AGENCY AGREEMENT


1. Yangzhou Tongyun Container Company Ltd. ("Party A") hereby authorizes Jiangsu Tongyun Group Trading Company ("Party B") to, exclusively and with full power, manage the sale and design of Party A's products, and the supply of its raw materials.

2. Party A shall remit to Party B an agency fee in an amount equal to Party B's anticipated expenses to be incurred in its performance of the services described in Section 1. Prior to the beginning of each calendar quarter, Party A and Party B shall agree on the amount of the agency fee for such quarter, expressed as a percentage of Party A's total sales. The agency fee shall be paid to Party B within 30 days following receipt by Party A of the purchase price for its products.

3. This Agreement shall be effective on the date of signing, and may be terminated by either Party upon 90 days notice.

4. Any amendment to this Agreement shall not be effective unless agreed to in writing by both Parties.



Party A:                                             Party B:

Yangzhou Tongyun Container                           Jiangsu Tongyun Group
  Company Ltd.                                          Trading Company


By______________________                             By_____________________
  Name: Dong Xiaojun                                   Name: Li Haixing
  Title: General Manager                               Title: General Manager

April 10, 1996                                       April 10, 1996

                                                                  Exhibit 10(4)


                                AGENCY AGREEMENT


1. Yangzhou Tongsheng Container Co. Ltd. ("Party A") hereby authorizes Jiangsu Tongyun Group Trading Company ("Party B") to, exclusively and with full power, manage the sale and design of Party A's products, and the supply of its raw materials.

2. Party A shall remit to Party B an agency fee in an amount equal to Party B's anticipated expenses to be incurred in its performance of the services described in Section 1. Prior to the beginning of each calendar quarter, Party A and Party B shall agree on the amount of the agency fee for such quarter, expressed as a percentage of Party A's total sales. The agency fee shall be paid to Party B within 30 days following receipt by Party A of the purchase price for its products.

3. This Agreement shall be effective on the date of signing, and may be terminated by either Party upon 90 days notice.

4. Any amendment to this Agreement shall not be effective unless agreed to in writing by both Parties.



Party A:                                             Party B:

Yangzhou Tongsheng                                   Jiangsu Tongyun Group
  Container Co. Ltd.                                   Trading Company


By______________________                             By_____________________
  Name: Dong Xiaojun                                   Name: Li Haixing
  Title: General Manager                               Title: General Manager

June 10, 1996                                        June 10, 1996